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EXHIBIT 10.08

PLEDGE AGREEMENT

        THIS PLEDGE AGREEMENT (this "Pledge Agreement") is executed as of March 30, 2006, by the undersigned ("Debtor"), whose address is 5619 DTC Parkway, Greenwood Village, CO 80111, and BANK OF AMERICA, NA., a national banking association (in its capacity as "Administrative Agent" for the benefit of the holders of the Obligation under the Credit Agreement defined below), as "Secured Party," whose address is 901 Main Street, 64th Floor, Dallas, Texas 75202.

RECITALS

        A.    Century Cable Holdings, LLC, Ft. Myers Cablevision, LLC, and Highland Prestige Georgia, Inc. ("Restricted Borrowers"), Administrative Agent (including its permitted successors and assigns in such capacity, "Administrative Agent"), and certain other Agents and Lenders (including their respective permitted successors and assigns, "Lenders") have entered into a Credit Agreement, dated as of April 14, 2000 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement").

        B.    On June 25, 2002, certain of the Borrowers and their affiliates filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

        C.    Pursuant to, and subject to the terms and conditions set forth in, that certain order of Judge Robert E. Gerber of the Bankruptcy Court entered May 26, 2005 (the "Order") approving (i) certain settlement agreements by and among certain of the Borrowers, the SEC, the U.S. Department of Justice and certain members of the Rigas family and (ii) the forfeiture of certain assets and interests owned by certain members of the Rigas family to certain of the Borrowers and their affiliates (the "Forfeiture"), the Debtor has been ordered to grant to the Administrative Agent, for the benefit of the Agents and Lenders under the Credit Agreement, certain equity interests owned by the undersigned in accordance with the Order.

        ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:

        1.    REFERENCE TO CREDIT AGREEMENT.    The terms, conditions, and provisions of the Credit Agreement shall continue to be in full force and effect hereunder so long as Lenders are obligated to lend under the Credit Agreement and thereafter until the Obligation is paid and performed in full.

        2.    CERTAIN DEFINITIONS.    Unless otherwise defined herein, or the context hereof otherwise requires, each term defined in either of the Credit Agreement or in the UCC is used in this Pledge Agreement with the same meaning; provided that (a) if the definition given to such term in the Credit Agreement conflicts with the definition given to such term in the UCC, the Credit Agreement definition shall control to the extent legally allowable; and (b) if any definition given to such term in Chapter 9 of the UCC conflicts with the definition given to such term in any other chapter of the UCC, the Chapter 9 definition shall prevail. As used herein, the following terms have the meanings indicated:

        Collateral has the meaning set forth in Paragraph 4.

        Lender means, individually, or Lenders means, collectively, on any date of determination, Co-Administrative Agents and Lenders and their permitted successors and assigns.

        Obligation means, collectively, (a) the "Obligation" as defined in the Credit Agreement and (b) all indebtedness, liabilities, and obligations of Debtor arising under this Pledge Agreement or Guaranty assuring payment of the Obligation. The Obligation shall include, without limitation, future, as well as existing, advances, indebtedness, liabilities, and obligations owed by Debtor to Secured Party or to any Lender arising under the Loan Documents.

        Obligor means any Person obligated with respect to any of the Collateral, whether as an obligor on an instrument, issuer of securities, or otherwise.

        Partnership means any partnership issuing a Partnership Interest.

        Pledged Securities means, collectively, the Pledged Shares, the Partnership Interests, LLC Interests (whether or not a security), and any other Collateral constituting securities.

        Security Interest means the security interest granted and the pledge and assignment made under Paragraph 3.

        UCC means the Uniform Commercial Code, including each such provision as it may subsequently be renumbered, as enacted in the State of New York or other applicable jurisdiction, as amended at the time in question.

        3.    SECURITY INTEREST.    In order to secure the full and complete payment and performance of the Obligation when due, the Debtor, subject to the terms of the Order, hereby grants to Secured Party a Security Interest in all of such Debtor's Rights, titles, and interests in and to the Collateral and pledges, collaterally transfers, and assigns the Collateral to Secured Party, all upon and subject to the terms and conditions of this Pledge Agreement. Such Security Interest is granted and pledge and assignment are made as security only and shall not subject Secured Party to, or transfer or in any way affect or modify, any obligation of such Debtor with respect to any of the Collateral or any transaction involving or giving rise thereto.

        4.    COLLATERAL.    As used herein, the term "Collateral" means the following items and types of property:

          (a)   All present and future issued and outstanding stock, equity, or other investment securities now owned or hereafter acquired by Debtor of the Restricted Subsidiaries of Debtor listed on Annex B, together with all Distributions with respect thereto or other property in exchange therefore, all cash and noncash proceeds thereof, and any securities issued in substitution or replacement thereof (collectively, the "Pledged Shares").

          (b)   All present and future increase, profits, combinations, reclassifications, and substitutes and replacements for, all or part of the Collateral described above.

        The description of the Collateral contained in this Paragraph 4 shall not be deemed to permit any action prohibited by this Pledge Agreement or by the terms incorporated in this Pledge Agreement.

        5.    BINDING OBLIGATION.    This Pledge Agreement constitutes a legal, valid and binding obligation, enforceable against the Debtor in accordance with the terms hereof.

        6.    DEFAULT.    If a Default exists, Secured Party may, at its election (but subject to the terms and conditions of the Credit Agreement), exercise any and all Rights available to a secured party under the UCC, in addition to any and all other Rights afforded by the Loan Documents, at Law, in equity, or otherwise, including, without limitation, (a) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral (and Debtor hereby consents to any such appointment), and (b) applying to the Obligation any cash held by Secured Party under this Pledge Agreement, if any. Notwithstanding the foregoing, Secured Party will not exercise any remedies against the Collateral unless it has given at least ten days written notification to Debtor, to the FCC, to the extent such notice is required under 47 C.F.R. 22.937(f), and to any other Governmental Authority, to the extent such notice is required by Law. Without limiting the foregoing, the Administrative Agent, on behalf of all Lenders, acknowledges and agrees that as of the date hereof, an Event of Default under the Credit Agreement has occurred and is continuing and, notwithstanding the occurrence and continuation of such Event of Default, the rights and remedies of the Administrative Agent and the other Agents and Lenders under the Credit Agreement, the other Loan Documents and this

Agreement (and the ability of any of the foregoing Persons to exercise the same), shall be limited to the same extent that such rights and remedies were limited by the United States Bankruptcy Code or the orders of the Bankruptcy Court that were entered prior to the date hereof in respect of the ability of the Administrative Agent or any other Agent or Lender under the Credit Agreement to exercise any rights or remedies granted to any of them pursuant to the terms of the Credit Agreement or any other Loan Document.

        7.    LIMITATIONS.    Notwithstanding anything contrary herein or in the Credit Agreement, the right and obligations of the Debtor and the Administrative Agent under this Agreement shall be subject to the terms and conditions of (i) the Order and any other order entered by the Bankruptcy Court in connection with the Forfeiture, (ii) the Settlement Agreements (as defined in the Order) and (iii) any agreement by and between the Debtors and the Administrative Agent. Furthermore, the obligations of the undersigned herein shall constitute a pre-petition obligation of the undersigned.

        8.    MISCELLANEOUS.

            (a)    Continuing Security Interest.    This Pledge Agreement creates a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Obligation, and the expiration of all LCs and Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to Debtor or any Company; (ii) be binding upon Debtor, its successors, and assigns; and (iii) inure to the benefit of and be enforceable by Secured Party, Lenders, and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause (iii), Secured Party and Lenders may assign or otherwise transfer any of their respective Rights under this Pledge Agreement to any other Person in accordance with the terms and provisions of Section 13.12 of the Credit Agreement, and to the extent of such assignment or transfer such Person shall thereupon become vested with all the Rights and benefits in respect thereof granted herein or otherwise to Secured Party or Lenders, as the case may be. Upon payment in full of the Obligation and the expiration of all LCs or Financial Hedges relating to the Principal Debt issued by any Lender or any Affiliate of any Lender to Debtor or any Company, Debtor shall be entitled to the return, upon its request and at its expense, of such of the Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

            (b)    Reference to Miscellaneous Provisions.    All provisions relating to Loan Documents set forth in Section 13 of the Credit Agreement, other than the provisions set forth in Section 13.6, are incorporated herein by reference, the same as if set forth herein verbatim.

            (c)    Term.    Upon full and final payment and performance of the Obligation or other release of Debtor from the obligations hereunder as expressly permitted by the Credit Agreement, this Pledge Agreement shall thereafter terminate upon receipt by Secured Party of Debtor's written notice of such termination; provided that no Obligor, if any, on any of the Collateral shall ever be obligated to make inquiry as to the termination of this Pledge Agreement, but shall be fully protected in making payment directly to Secured Party until actual notice of such total payment of the Obligation is received by such Obligor.

            (d)    Waivers.    Except to the extent expressly otherwise provided herein or in other Loan Documents and to the fullest extent permitted by applicable Law, Debtor waives (i) any Right to require Secured Party or any Lender to proceed against any other Person, to exhaust its Rights in Collateral, or to pursue any other Right which Secured Party or any Lender may have; (ii) with respect to the Obligation, presentment and demand for payment, protest, notice of protest and nonpayment, and notice of the intention to accelerate; and (iii) all Rights of marshaling in respect of any and all of the Collateral.

            (e)    Financing Statement.    Secured Party shall be entitled at any time to file this Pledge Agreement or a carbon, photographic, or other reproduction of this Pledge Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Pledge Agreement.

            (f)    Actions Not Releases.    The Security Interest and Debtor's obligations and Secured Party's Rights hereunder shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligation; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligation; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Documents without the notification or consent of Debtor, except as required therein (the Right to such notification or consent being herein specifically waived by Debtor); (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligation, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligation, either with or without notice to or consent of Debtor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party or any Lender to Debtor; (vi) any neglect, delay, omission, failure, or refusal of Secured Party or any Lender to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligation; (vii) any failure of Secured Party or any Lender to notify Debtor of any renewal, extension, or assignment of the Obligation or any part thereof, or the release of any Collateral or other security, or of any other action taken or refrained from being taken by Secured Party or any Lender against Debtor or any new agreement between or among Secured Party or one or more Lenders and Debtor, it being understood that except as expressly provided herein, neither Secured Party nor any Lender shall be required to give Debtor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligation, including, without limitation, notice of acceptance of this Pledge Agreement or any Collateral ever delivered to or for the account of Secured Party hereunder; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligation against any party obligated with respect thereto by reason of the fact that the Obligation, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligation, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party or any Lender is required to refund such payment or pay the amount thereof to someone else.

            (g)    Amendments.    No amendment, waiver, or discharge to or under this Pledge Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced and is otherwise in conformity with the requirements of Section 13.10 of the Credit Agreement.

            (h)    Multiple Counterparts.    This Pledge Agreement has been executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Pledge Agreement, it shall not be necessary to produce or account for more than one such counterpart.

            (i)    Parties Bound; Assignment.    This Pledge Agreement shall be binding on Debtor and Debtor's heirs, legal representatives, successors, and assigns and shall inure to the benefit of Secured Party and Secured Party's successors and assigns.

              (i)  Secured Party is the agent for each Lender under the Credit Agreement, the Security Interest and all Rights granted to Secured Party hereunder or in connection herewith are for the ratable benefit of each Lender, and Secured Party may, without the joinder of any Lender, exercise any and all Rights in favor of Secured Party or Lenders hereunder, including, without limitation, conducting any foreclosure sales hereunder, and executing full or partial releases hereof, amendments or modifications hereto, or consents or waivers hereunder. The Rights of each Lender vis-a-vis Secured Party and each other Lender may be subject to one or more separate agreements between or among such parties, but Debtor need not inquire about any such agreement or be subject to any terms thereof unless Debtor specifically joins therein; and consequently, neither Debtor nor Debtor's heirs, personal representatives, successors, and assigns shall be entitled to any benefits or provisions of any such separate agreements or be entitled to rely upon or raise as a defense, in any manner whatsoever, the failure or refusal of any party thereto to comply with the provisions thereof.

             (ii)  Debtor may not, without the prior written consent of Secured Party, assign any Rights, duties, or obligations hereunder.

            (j)    Governing Law; Consent to Jurisdiction.    THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE. The undersigned and the Administrative Agent (on behalf of all Lenders) agrees that any action or claim arising out of, or any dispute in connection with, this Agreement, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, shall be brought before Judge Robert E. Gerber of the Bankruptcy Court.

Remainder of Page Intentionally Blank
Signature Page(s) to Follow.

        EXECUTE as of the day and year first herein set forth.

CENTURY MCE, LLC
By:	Adelphia Cablevision, LLC, as its sole member
By:	ACC Operations, Inc., as its sole member
By:	/s/ VANESSA A. WITTMAN Vanessa A. Wittman Executive Vice President and Chief Financial Officer

Signature Page to Pledge Agreement

[Century Pledge Agreement Signature Page]

        EXECUTED as of the day and year first herein set forth.

BANK OF AMERICA, N.A.
as Administrative Agent

By:

Signature Page to Pledge Agreement

ANNEX A TO PLEDGE AGREEMENT

JURISDICTIONS FOR FILING FINANCING STATEMENTS

[	]

ANNEX B

PLEDGED SHARES

100% of the issued and outstanding capital stock of:

1.
Highland Carlsbad Operating Subsidiary, Inc.

2.
Cablevision Business Services, Inc.

3.
Desert Hot Springs Cablevision, Inc.

4.
Highland Carlsbad Cablevision, Inc.

5.
Prestige Communications, Inc.

6.
Highland Prestige Georgia, Inc.

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PLEDGE AGREEMENT